Additional information about derivatives financial instruments - Debentures convertible into shares (Details) - Debentures convertible into shares $ in Millions	Jun. 30, 2020 USD ($) R$ / shares item	Dec. 31, 2019 USD ($) item
Derivative financial instruments.
Notional (quantity) | item	140,239	140,239
Average strike per share | R$ / shares	6,688
Fair value of liabilities	$ (39)	$ (51)
Value at risk	2
2027
Derivative financial instruments.
Fair value of liabilities	$ (39)